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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                            AMENDMENT NO. 2, dated as of June 2,
                                 2003 (this "Amendment No. 2"), to the
                                 Securities Purchase Agreement, dated as of May 12, 2003, as amended by Amendment No. 1 dated May 14, 2003 (as amended, the "Purchase Agreement"), among SEATTLE GENETICS, INC., a Delaware corporation (the "Company"), and the purchasers identified on Schedule I to such Purchase Agreement (the "Purchasers").

                                    RECITALS

          The Company and the Requisite Purchasers hereby agree to an amendment to the Purchase Agreement, on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment No. 2, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     Section 1. Defined Terms. Capitalized terms used but not defined in this Amendment No. 2 have the meanings ascribed to them in the Purchase Agreement.

     Section 2. Amendment to the Purchase Agreement. Exhibit A to the Purchase Agreement is hereby amended by deleting said Exhibit in its entirety and inserting in lieu thereof the new Exhibit A, in substantially the form attached hereto.

     Section 3. References to the Purchase Agreement. From and after the date hereof, all references in the Purchase Agreement and each other agreement entered into pursuant thereto shall be deemed to be references to the Purchase Agreement after giving effect to this Amendment No. 2.

     Section 4. No Other Amendments. Except as expressly set forth herein, the Purchase Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) a waiver, amendment, modification or other change of any term, condition or provision of the Purchase Agreement or any agreement entered into pursuant to the Purchase Agreement (or a consent to any such waiver, amendment, modification or other change), (ii) a consent to any transaction or (iii) to prejudice any right or rights which the Company and each of the Purchasers may have under the Purchase Agreement and/or any agreement entered into in connection therewith.

     Section 5. Further Assurances. The parties hereto agree to take such further acts, to do such things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as may be reasonably requested in connection with the administration and enforcement of this Amendment No. 2 and to permit the exercise thereof in compliance with any Applicable Laws.

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     Section 6. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment No. 2.

     Section 7. Counterparts. This Amendment No. 2 may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     Section 8. Applicable Law. This Amendment No. 2 shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                    * * * * *


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
2 to be duly executed and delivered as of the day and year first above written.

                                      COMPANY:

                                      SEATTLE GENETICS, INC.

                                      By:  /s/ Clay B. Siegall
                                           -------------------------------------
                                           Name:  Clay B. Siegall
                                           Title: President and CEO


                                      REQUISITE PURCHASERS:

                                      J.P. MORGAN PARTNERS (BHCA), L.P.

                                      By:  JPMP Master Fund Manager, L.P.,
                                           its general partner


                                      By:  JPMP Capital Corp.,
                                           Its general partner

                                      By:  /s/ Rodney A. Ferguson
                                           -------------------------------------
                                           Name:  Rodney A. Ferguson
                                           Title: Managing Director

                                      J.P. MORGAN PARTNERS GLOBAL
                                      INVESTORS, L.P.

                                      By:  JPMP Global Investors, L.P.,
                                           its general partner


                                      By:  JPMP Capital Corp.,
                                           Its general partner

                                      By:  /s/ Rodney A. Ferguson
                                           -------------------------------------
                                           Name:  Rodney A. Ferguson
                                           Title: Managing Director

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                                      J.P. MORGAN PARTNERS GLOBAL
                                      INVESTORS (CAYMAN), L.P.

                                      By:  JPMP Global Investors, L.P.,
                                           its general partner


                                      By:  JPMP Capital Corp.,
                                           Its general partner

                                      By:  /s/ Rodney A. Ferguson
                                           -------------------------------------
                                           Name:  Rodney A. Ferguson
                                           Title: Managing Director

                                      J.P. MORGAN PARTNERS GLOBAL
                                      INVESTORS A, L.P.

                                      By:  JPMP Global Investors, L.P.,
                                           its general partner


                                      By:  JPMP Capital Corp.,
                                           Its general partner

                                      By:  /s/ Rodney A. Ferguson
                                           -------------------------------------
                                           Name:  Rodney A. Ferguson
                                           Title: Managing Director

                                      J.P. MORGAN PARTNERS GLOBAL
                                      INVESTORS (CAYMAN) II, L.P.

                                      By:  JPMP Global Investors, L.P.,
                                           its general partner


                                      By:  JPMP Capital Corp.,
                                           Its general partner

                                      By:  /s/ Rodney A. Ferguson
                                           -------------------------------------
                                           Name:  Rodney A. Ferguson
                                           Title: Managing Director

                                       -4-

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                                      BAKER/TISCH INVESTMENTS, L.P.

                                      By:  Baker/Tisch Capital, L.P.,
                                           its general partner


                                      By:  Baker/Tisch Capital (GP), LLC,
                                           its general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member


                                      BAKER BROS. INVESTMENTS, L.P.

                                      By:  Baker Bros. Capital, L.P.,
                                           its general partner


                                      By:  Baker Bros. Capital (GP), LLC,
                                           its general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member


                                      BAKER BROS. INVESTMENTS II, L.P.


                                      By:  Baker Bros. Capital, L.P.,
                                           its general partner


                                      By:  Baker Bros. Capital (GP), LLC,
                                           its general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member



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                                      BAKER BIOTECH FUND I, L.P.

                                      By:  Baker Biotech Capital, L.P.,
                                           its general partner


                                      By:  Baker Biotech Capital (GP), LLC,
                                           its general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member


                                      BAKER BIOTECH FUND II, L.P.

                                      By:  Baker Biotech Capital II, L.P.,
                                           its general partner


                                      By:  Baker Biotech Capital II (GP), LLC,
                                           is general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member


                                      BAKER BIOTECH FUND II (Z), L.P.

                                      By:  Baker Biotech Capital II, L.P.,
                                           its general partner


                                      By:  Baker Biotech Capital II (GP), LLC,
                                           is general partner


                                      By:  /s/ Felix Baker
                                           -------------------------------------
                                           Name:  Felix Baker, Ph.D.
                                           Title: Managing Member

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